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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 23, 1999


                                   SENETEK PLC
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                 UNITED KINGDOM
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-14691                                         77-0039728
   ------------------                      -------------------------------------
   Commission File No.                     I.R.S. Employer Identification Number


   23 PALACE STREET, LONDON, ENGLAND                        SW1E 5HW
 --------------------------------------                    ----------
 Address of Principal Executive Offices                     Zip Code


                               011-44-171-828-4800
                   ------------------------------------------
               Registrant's telephone number, including area code



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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On February 23, 1999, the Registrant, Senetek PLC, engaged the auditing firm of BDO Stoy Hayward.









                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:         February 24, 1999

                                            SENETEK PLC


                                            By: /s/ Stewart Slade
                                               ---------------------------------
                                               Stewart Slade
                                               Chief Financial Officer